UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2011

SMART MODULAR TECHNOLOGIES (WWH), INC.
 (Exact name of registrant as specified in its charter)

Cayman Islands	000-51771	20-2509518
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

39870 Eureka Drive Newark, CA	94560
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 623-1231

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05 – Cost Associated with Exit or Disposal Activities.

On February 7, 2011, SMART Modular Technologies (WWH), Inc. (the “Company”) communicated internally a restructuring plan to close its Puerto Rico facility as a result of a continuing long-term decline in production at this location. The Company expects that this restructuring plan will generate annual cost savings of approximately $4.0 to $4.6 million. The closure of the Puerto Rico facility is expected to be completed in fiscal 2011.

In connection with closing this facility, the Company estimates that it will incur a restructuring charge ranging from $3.6 to $4.6 million, consisting of approximately $3.5 to $4.3 million in cash expenditures, to be paid primarily in the third quarter of fiscal 2011, and approximately $0.1 to $0.3 million in non-cash charges. Of the total restructuring charge, the Company expects to record between $2.8 to $3.2 million, consisting of severance payments and other employee-related payments, in the second quarter of fiscal 2011, and the remainder in the second half of fiscal 2011.

Forward-Looking Statements

Statements contained above that use the words “will,” “estimates,” “expects,” “ranging” or similar words that describe the Company’s or its management’s future expectations, plans, objectives, or goals, are “forward-looking statements” and are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include projections regarding the Company’s financial performance, costs and benefits associated with restructuring, timing and nature of such costs and benefits and the timing of cash outlays.

Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to be materially different from future results or outcomes expressed or implied by such forward-looking statements.  Factors that would cause or contribute to such differences include, but are not limited to, unanticipated costs associated with or failure to achieve the benefits of these restructuring initiatives, the inability to complete the restructuring initiatives, and other risks detailed in the Company’s periodic report filings with the Securities and Exchange Commission including the Company’s Form 10-K for the fiscal year ended August 27, 2010, and its Form 10-Q for the quarter ended November 26, 2010. Such risk factors as outlined in these reports may not constitute all factors that could cause actual results to differ materially from those discussed in any forward-looking statement. The Company operates in a continually changing business environment and new factors emerge from time to time. The Company cannot predict such factors, nor can it assess the impact, if any, from such factors on the Company or its results. Accordingly, our future results may differ materially from projections and investors are cautioned not to place undue reliance on any forward-looking statements. Forward-looking statements should not be relied upon as a prediction of actual results. These forward-looking statements are made as of today, and the Company does not currently intend, and has no obligation, to revise or update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMART MODULAR TECHNOLOGIES (WWH), INC.

Date:	February 10, 2011	By:	/S/ IAIN MACKENZIE

			Name:	Iain MacKenzie
			Title:	President & Chief Executive Officer